SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): August 17, 2006


                          GLOBETECH ENVIRONMENTAL, INC.
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               (Exact name of registrant as specified in Charter)


            Nevada                   0-27737               77-0454856
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(State or other jurisdiction of  (Commission File        (IRS Employer
incorporation or organization)         No.)            Identification No.)


                          #700-300 South Fourth Street
                             Las Vegas, Nevada 89101
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               (Address of Principal Executive Offices)(Zip Code)


                                 (403) 261-2929
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                            (Issuer Telephone number)



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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.01.  Changes in Registrant's Certifying Accountants.

On August 17, 2006, Globetech Environmental, Inc. (the "Company") dismissed Robison, Hill & Co. ("RHC") as the Company's independent certifying accountants. On the same date, the Company appointed Child, Van Wagoner & Bradshaw, PLLC ("CVWB") as the Company's new independent certifying accountants.

The decision to dismiss RHC and appoint CVWB was recommended and approved the Company's audit committee and board of directors.

RHC's reports on the financial statements for the years ended December 31, 2005 and 2004 did not contain an adverse opinion or disclaimer, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the Company's two most recent fiscal years and any subsequent interim period preceding the dismissal of RHC, there were no disagreements with RHC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s) if not resolved to the satisfaction of RHC, would have caused RHC to make reference to the subject matter of the disagreement(s) in connection with its report.

During the Company's two most recent fiscal years and any subsequent interim period preceding the dismissal of RHC, there have been no reportable events of the type required to be disclosed by Item 304(a)(1)(iv) of Regulation S-B.

Prior to the engagement of CVWB, the Company did not consult with such firm regarding the application of accounting principles to a specific completed or contemplated transaction, or any matter that was either the subject of a disagreement or a reportable event. The Company also did not consult with CVWB regarding the type of audit opinion which might be rendered on the Company's financial statements and no oral or written report was provided by CVWB.

The Company has provided RHC with a copy of the disclosures it is making in response to Item 304(a) of Regulation S-K. The Company has requested that RHC review the disclosure and furnish the Company with a letter addressed to the Commission stating whether it agrees with the statements made by the Company in response to Item 304(a) of Regulation S-B and, if not, stating the respects in which it does not agree. Such letter is filed as an exhibit to this Report.

Item 9.01.  Financial Statements and Exhibits.

(c)      Exhibits

         16.1 Letter from Robison, Hill & Co. regarding change of certifying independent accountant.







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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                          GLOBETECH ENVIRONMENTAL, INC.

Dated:  August 22, 2006
                                             By:        /s/ Theodor Hennig
                                                        Theodor Hennig
                                                        Chief Financial Officer




















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